SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2009

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                                0-30318                                                                                              52-2181734
                                                (Commission File Number)                                                            (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 3.02. Unregistered Sales of Equity Securities.

On March 12, 2009, inVentiv Health, Inc. ("inVentiv") released a total of 74,716 unregistered shares of its Common Stock, par value $0.001 per share, to the former stockholder of inVentiv Communications, Inc. (fka inChord Communications, Inc.) ("inVentiv Communications") pursuant to the earnout provisions of the acquisition agreement relating to inVentiv's 2005 acquisition of inVentiv Communications.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  No general solicitation or advertising was involved, the number of recipients of the shares was limited and such recipients were accredited and/or sophisticated.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On March 4, 2009, the Compensation Committee of the Board of Directors of inVentiv approved the following matters:

(i) an increase in the base salary of inVentiv's Chief Financial Officer, David Bassin, from $300,000 to $360,000;
(ii) an increase in the base salary of inVentiv's President, Terrell Herring, from $435,000 to $500,000; and
(iii) an increase in Mr. Herring's discretionary bonus range from 0-100% (50% target) to 0-150% (75% target) of his base salary, and a corresponding amendment of inVentiv's cash bonus plan.

Each of these changes is effective retroactive to January 1, 2009.

Item 7.01 Regulation FD Disclosure.

On March 17, 2009, inVentiv filed a common stock shelf registration statement on Form S-3 (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission").  The Shelf Registration Statement, when declared effective by the Commission, will allow the Company to issue and sell up to a total of $50 million of its common stock (the "Common Stock). inVentiv determined to file the Shelf Registration Statement to maintain certain aspects of the financial flexibility previously provided by its previous shelf registration statement on Form S-3, which was terminated effective March 6, 2009.  inVentiv does not have any current plans to conduct a public offering of Common Stock.

The Shelf Registration Statement has not yet become effective. Common Stock may not be sold nor may offers to buy be accepted prior to the time that the Shelf Registration Statement becomes effective. This Form 8−K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Common Stock in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            INVENTIV HEALTH, INC.

            by           /s/ David Bassin
                            Name:  David Bassin
                                  Title:  Chief Financial Officer and Secretary
                          (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.11.6	Amendment dated March 2, 2009 to Employment Agreement dated April 8, 2002 between the Registrant and Terrell Herring
10.21.4	Amendment dated March 2, 2009 to Employment Agreement dated January 1, 2003 between the Registrant and David Bassin